ONEAMERICA FUNDS, INC.
N-CSR FILING
906 CERTIFICATION

I, Dayton H. Molendorp, President of OneAmerica Funds, Inc. (the "Registrant"), certify to the best of my knowledge:

(1) The Form N-CSR of Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 28, 2006               /s/ Dayton H. Molendorp
      ---------------               ------------------------------
                                    Dayton H. Molendorp
                                    President
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ONEAMERICA FUNDS, INC.
N-CSR FILING
906 CERTIFICATION

I, Constance E. Lund, Treasurer of OneAmerica Funds, Inc. (the "Registrant"), certify to the best of my knowledge:

    (1) The Form N-CSR of Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 28, 2006               /s/ Constance E. Lund
      ---------------               ------------------------------
                                    Constance E. Lund
                                    Treasurer